UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

MENTOR GRAPHICS CORPORATION

(Exact name of registrant as specified in charter)

Oregon	0-13442	93-0786033
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

8005 S.W. Boeckman Road, Wilsonville, Oregon 97070-7777

(Address of principal executive offices) (Zip Code)

(503) 685-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01	Regulation FD.

The information in this Report is furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K. Consequently, it is not deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

On January 26, 2006, Mentor Graphics Corporation (the “Company”) announced its results of operations for the fourth quarter and fiscal year ended December 31, 2005, as reported on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission filed on that date.

At the time it reported these results, the Company disclosed that the hedge accounting treatment for certain of its derivative instruments utilized to hedge future cash flows had not reached conclusion. Subsequent to the Company’s earnings release, the Company determined that these hedge instruments did not qualify for hedge accounting treatment. As a result, the Company has adjusted its results to reflect an increase in other income, net, for the gain related to the change in fair value of these derivatives. The tables below reflect the effect of this adjustment to previously reported GAAP and non-GAAP financial data:

Adjustment Impact to GAAP Financial Data

(in thousands, except earnings per share data – unaudited)

	Three Months Ended December 31, 2005			Twelve Months Ended December 31, 2005
	As Previously Reported	Adjustment	As Adjusted	As Previously Reported	Adjustment	As Adjusted
Other income, net	$6,197	$1,671	$7,868	$16,798	$1,671	$18,469
Income before income taxes	$34,702	$1,671	$36,373	$11,623	$1,671	$13,294
Income tax expense	$19,287	$209	$19,496	$7,278	$209	$7,487
Net income	$15,415	$1,462	$16,877	$4,345	$1,462	$5,807
Net income per share:
Basic	$0.19	$0.02	$0.21	$0.06	$0.01	$0.07

Diluted	$0.19	$0.02	$0.21	$0.05	$0.02	$0.07

Adjustment Impact to Non-GAAP Financial Data (1)

(in thousands, except earnings per share data – unaudited)

	Three Months Ended December 31, 2005			Twelve Months Ended December 31, 2005
	As Previously Reported	Adjustment	As Adjusted	As Previously Reported	Adjustment	As Adjusted
Other income, net	$5,866	$1,671	$7,537	$15,041	$1,671	$16,712
Income before income taxes	$42,849	$1,671	$44,520	$38,015	$1,671	$39,686
Income tax expense	$7,284	$284	$7,568	$6,463	$284	$6,747
Net income	$35,565	$1,387	$36,952	$31,552	$1,387	$32,939
Net income per share:
Basic	$0.45	$0.02	$0.47	$0.40	$0.02	$0.42

Diluted	$0.42	$0.01	$0.43	$0.39	$0.02	$0.41

(1)	Refer to the Company’s previously filed Current Report on Form 8-K filed on January 26, 2006 for a complete description of all of the non-GAAP adjustments reflected in the line items above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2006

MENTOR GRAPHICS CORPORATION

By:	/s/ Dean M. Freed
Name:	Dean M. Freed
Title:	Vice President and General Counsel